SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

PAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

PAR Technology Park 8383 Seneca Turnpike New Hartford, NY	13413-4991
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Not Applicable
 (Former Name or Former Address, if changed since Last Report)

Item 8.01  Other Events.

(a)
The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the  purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b)
On December 22, 2010, PAR Technology Corporation issued a press release announcing a new ticker symbol (PAR) on the New York Stock Exchange.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.1	Press Release dated December 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: December 22, 2010	/s/Ronald J. Casciano
Ronald J. Casciano
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 22, 2010.

Exhibit 99.1	Press Release dated December 22, 2010.

FOR RELEASE:	New Hartford, NY, December 22, 2010
CONTACT:	Christopher R. Byrnes (315) 738 - 0600 ext. 226
cbyrnes@partech.com, www.partech.com

PAR Technology Corporation

Announces New Ticker Symbol on New York Stock Exchange

-- To Begin Trading as “PAR” to Highlight Name Recognition--

NEW HARTFORD, NY PAR TECHNOLOGY CORPORATION (NYSE:PTC)

NEW HARTFORD, N.Y.— December 22, 2010—PAR Technology Corporation (NYSE: PTC) announced today that it has changed the ticker symbol of its shares on the New York Stock Exchange from "PTC" to "PAR," effective at the start of trading on Monday, January 3, 2011. In so doing, PAR aligns its ticker symbol with the name that is consistent with its industry recognition and reinforces the company's 42-year brand.

Commenting on the new symbol, PAR Technology Chairman and CEO John W. Sammon said, “We are pleased to have obtained our new ticker symbol, “PAR”, one which reflects accurately the name of our organization, is more easily identifiable and is easier to remember.  The investing public, PAR’s business partners and our customers know us as “PAR” and now that will be our ticker symbol as well.”

Shareholders and interested investors who would like to be added to PAR Technology Corporation’s corporate e-mail list are encouraged to send an e-mail to info@partech.com for all future corporate press releases and industry updates.

About PAR Technology Corporation

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR’s global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and various federal agencies. Through PAR Logistics Management Systems, the Company is a provider of best of breed integrated solutions for shipping asset management and tracking. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company’s website at www.partech.com.

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